                            THE VANTAGEPOINT FUNDS
                      VANTAGEPOINT GROWTH & INCOME FUND

                       SUPPLEMENT DATED JUNE 15, 2001]
                     TO THE PROSPECTUS DATED MAY 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

T. ROWE PRICE ASSOCIATES, INC. APPOINTED AS SUBADVISER

The Board of Directors (the "Directors") of The Vantagepoint Funds (the "Funds"), including a majority of the Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 ("Independent Directors"), appointed T. Rowe Price Associates, Inc. ("T. Rowe Price"), to replace Putnam Investment Management Company, Inc. ("Putnam") as a Subadviser to the Company's Growth and Income Fund (the "Fund"). Putnam had served as Sub-Adviser to the Fund since March 1999. T. Rowe Price was approved as a Sub-Adviser at a meeting of the Directors held on May 18, 2001 (the "Meeting"), effective May 21, 2001. The appointment and termination do not require Shareholder approval under the terms of an exemptive order issued to the Company by the Securities and Exchange Commission on May 8, 2000.

The terms of the Sub-Advisory Agreement between VIA and T. Rowe Price (the "Agreement") are substantially identical to the terms of the previous Sub-Advisory Agreement between Putnam and VIA, except for the rate of the fee payable by the Fund to T. Rowe Price for sub-advisory services. Under the Sub-Advisory Agreement, T. Rowe Price makes investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. T. Rowe Price is independent of VIA, and discharges its responsibilities subject to the supervision of VIA and the Directors, and in a manner consistent with the Fund's investment objectives, policies and limitations. The Agreement will remain in effect until May 21, 2003 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Independent Directors.

In evaluating T. Rowe Price, the Directors received information from VIA and
T. Rowe Price. VIA recommended the selection of T. Rowe Price and participated in the search process that led to its recommendation. The search process included on-site interviews of T. Rowe Price's key personnel by a search team composed of VIA representatives. The Directors considered information about portfolio managers, investment philosophy, strategies and process, as well as
T. Rowe Price's performance track record, among other factors. In appointing
T. Rowe Price, the Directors carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by T. Rowe Price; (2) the distinct investment process of T. Rowe Price; (3) the history, reputation, qualification and background of T. Rowe Price's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Directors also reviewed the fees to be paid to T. Rowe Price, including any benefits to be received by T. Rowe Price or its affiliates in connection with soft dollar arrangements.

SUB-ADVISORY FEES

In return for providing sub-advisory services to the Fund, T. Rowe Price will receive a fee based on the average daily net assets of the portion of the Fund managed by Putnam at the following annual rate:

FIRST $500 MILLION    0.400%
OVER $500 MILLION     0.375%

Based on the assets under management on the effective date of the Agreement, the Fund will pay a sub-advisory fee of .40% to T. Rowe Price.

In return for providing sub-advisory services to the Fund, Putnam has been entitled to a fee based on the average daily net assets of the portion of the Fund managed by Putnam at the following annual rate:


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First $15 million            0.55%
Next $35 million             0.40%
Next $50 million             0.30%
Over $100 million            0.25%

For the fiscal year ended December 31, 2000, the aggregate fee paid by the Fund to Putnam for investment sub-advisory services for the Fund was $287,574. If its fee had been in effect, T. Rowe Price would have received $312,236, which equals an 8.58% increase relative to the fee that Putnam received under its Sub-Advisory Agreement.

In connection with the appointment of T. Rowe Price, the "Sub-Advisers" Section on page 23 of the Prospectus is amended by removing the description of Putnam and inserting the following disclosure relating to T. Rowe Price:

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Baltimore, Maryland, uses fundamental research to identify growing industries and then constructs a diversified portfolio. This approach produces a portfolio of growth stocks with controlled risk. Larry J. Puglia serves as portfolio manager. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993.

The Prospectus is hereby amended to reflect these changes.

         ------------------------------------------------------------

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                            THE VANTAGEPOINT FUNDS


                     STATEMENT OF ADDITIONAL INFORMATION


                            MAY 1, 2001 AS AMENDED
                                JUNE 15, 2001

The Vantagepoint Funds is a no-load, diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company, offering nineteen distinct investment portfolios (the "Funds"), each Fund having different investment objectives. This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' current Prospectus, dated May 1, 2001 (the "Prospectus"). A copy of the Prospectus may be obtained by writing to the Funds or calling 1-800-669-7400.

The Funds' most recent financial statements for Funds are included in the Audited Annual Report which is herein incorporated by reference to this SAI. A copy of the Annual Report must accompany this SAI.


                              TABLE OF CONTENTS

                                                                  PAGE
                                                                  -----
      Investment Objectives & Policies........................      2
      Management of The Vantagepoint Funds....................      7
      Compensation............................................      7
      Control Persons and Principal Holders of Securities.....      8
      Investment Advisory and Other Services..................      8
      Portfolio Transactions of the Funds.....................     13
      Capital Stock and Other Securities......................     14
      Purchase, Redemption, and Pricing of Shares.............     14
      Taxation of the Fund....................................     16
      Calculation of Performance Data.........................     16
      Legal Counsel, Independent Accountants, & Custodian.....     18
      Financial Statements....................................     19
      Appendix - Bond Ratings.................................     20

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


                             GENERAL INFORMATION

The Vantagepoint Funds is a no-load, diversified open-end management investment company organized as a Delaware business trust on July 28, 1998. The Vantagepoint Funds are managed by Vantagepoint Investment Advisers, LLC ("VIA"), which in turn hires and manages subadvisers who are responsible for the day-to-day management and security selections for the Funds. The Vantagepoint Funds are as follows:

         Actively Managed Funds:     Money Market Fund
                                     Income Preservation Fund
                                     U.S. Treasury Securities Fund
                                     Asset Allocation Fund
                                     Equity Income Fund
                                     Growth & Income Fund
                                     Growth Fund
                                     Aggressive Opportunities Fund
                                     International Fund
         Index Funds:                Core Bond Index Fund
                                     500 Stock Index Fund
                                     Broad Market Index Fund
                                     Mid/Small Company Index Fund
                                     Overseas Equity Index Fund



                                      1


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         Model Portfolio Funds:      Saving Oriented Fund
                                     Conservative Growth Fund
                                     Traditional Growth Fund
                                     Long-Term Growth Fund
                                     All-Equity Growth Fund

The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies that is set forth in the Prospectus.


                      INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Board of Directors of the Vantagepoint Funds to govern the management and administration of each Fund by VIA. Those designated as fundamental in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be reviewed and revised at the discretion of the Board of Directors.

With the exception of the Money Market Fund the assets of each actively-managed Fund are managed by one or more subadvisers. Subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA.

The Money Market Fund is invested in the Short Term Investments Co. Liquid Assets Portfolio, a registered money market mutual fund. The mutual fund's investment adviser is AIM Advisors, Inc.

The Model Portfolio Funds respective investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The Model Portfolio Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio Funds currently allocate their assets among the various portfolios offered by The Vantagepoint Funds. Each current underlying fund's investment objective and principal investment strategy is described in The Vantagepoint Funds' current Prospectus.

As explained in the Prospectus, each Index Fund is structured as a "feeder" fund investing in a "Master Portfolio" which has substantially similar investment objectives and strategies as the applicable Index Fund. The investment adviser for each "Master Portfolio" in which the corresponding Index Fund invests is Barclays Global Fund Advisors ("Barclays").

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is either registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 or is a Bank, Insurance Company or Trust Company exempt as such from registration. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI.

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to its account in a manner consistent with the Fund's investment policies and guidelines and within such further investment limitations and conditions as may be established by VIA.

A formal review and appraisal of each Fund's investment objectives and performance will be conducted periodically by the Board of Directors, and any material changes in the Fund's fundamental investment objectives will be put to a vote of its shareholders. The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities.

The 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), nor are the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold, or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Wilshire 4500 Index(R) or the Wilshire 5000 Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Wilshire 4500 Index and Wilshire 5000 Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Wilshire 4500 Index or the Wilshire 5000 Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product





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



or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Wilshire 4500 Index, the Wilshire 5000 Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

Standard & Poor's 500 Stock Index ("S&P 500 Index") -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

Standard & Poor's/BARRA Value Index -- a subset of the S & P 500 Index that includes stocks with lower price-to-book ratios.

Wilshire 5000 Equity Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; the broadest measure of the U.S. equity market.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for those included in the Standard & Poor's 500 Index; represents mid- and small-capitalization companies.

Morgan Stanley Capital International EAFE Index ("EAFE" Index) -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE Free Index - ("EAFE Free Index") A subset of the EAFE Index, that excludes securities that are not available for purchase by foreign investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Government/Credit Bond Index -- consists of U.S. Treasury, agency, and corporate securities rated BBB or better.

Merrill Lynch 5-7 Year Treasury Index -- consists of all Treasury obligations with maturities between 5 and 7 years.


ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the Prospectus, the Vantagepoint Funds (which includes the underlying Vantagepoint Funds for the Model Portfolio Funds) are authorized to invest in the types of securities and financial instruments listed below. Not all Funds will invest in all such securities and/or financial instruments as indicated below.

Currently, the Model Portfolios expect to be fully invested in shares of underlying funds.

A. CASH/CASH EQUIVALENTS: Fixed income obligations with maturity less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. All funds may also participate in repurchase agreements and reverse repurchase agreements.

B. FINANCIAL FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. Such instruments are considered as the same type of security in which a Fund invests primarily for the purpose of any limitations set forth here or in the Prospectus.


OTHER INVESTMENTS:

The Funds (which includes the underlying Vantagepoint Funds for the Model Portfolio Funds) may invest in certain other instruments as follows:

   i. Rights and Warrants. All Funds except the Money Market Fund and the U.S. Treasury Securities Fund.

   ii. Convertible Securities. All Funds except the Money Market Fund and the U.S. Treasury Securities Fund.

   iii. Currency Forward contracts. The International Fund, the Growth Fund and the Overseas Equity Index Fund.

   iv.  Options. The Income Preservation Fund; bond and index options only.

The Income Preservation Fund may invest to a limited extent in high yield securities and non-dollar denominated debt securities. The Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See the "Appendix" to this SAI for more information regarding Bond ratings.

ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

   - Fund turnover.

   - Realized gains and losses.

These guidelines are not fundamental policies and may be changed by the Funds' Board of Directors without a vote of shareholders.


FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies supplement the Funds' investment limitations set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Vantagepoint Funds for the Model Portfolio Funds) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without the approval of a dollar-weighted majority of the outstanding shares (the term "majority" is used as defined in the Investment Company Act of 1940) of that Fund. A Fund may not:

(1) Issue senior securities, (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation, or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (this restriction is not fundamental);

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act of 1940 or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets;

(5) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);




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


(6) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(7) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(8) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(9) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940 or by any rule, regulation, opinion or interpretation of the Commission. Notwithstanding this restriction, the Index Funds and the Money Market Fund may enter into arrangements as described in the Prospectus and in this SAI. A Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(10) Invest in companies for the purpose of exercising control or management;
and

(11) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and Income Preservation Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The above-mentioned Fund policies and investment limitations are considered at the time investment securities are purchased (with the exception of the restriction on illiquid securities).


THE INDEX FUNDS

Each Index Fund is managed by Barclays using quantitative, structured and passive management techniques. Each such Fund is structured as a "feeder" fund which invests in a Master Portfolio of Master Investment Portfolio ("MIP"). The "Master Portfolio" invests in securities in accordance with investment objectives, policies, and limitations that are substantially similar to those of the applicable Index Fund.

The Broad Market Index Fund's Master Portfolio invests substantially all of its assets in two other Master Portfolios of MIP. One of these Master Portfolios, in turn, invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index. The other Master Portfolio, in turn, invests substantially all of its assets in stocks comprising the S&P 500 Index (together, the "Underlying Portfolios"). The Master Portfolio's assets will be invested in the Underlying Portfolios in proportions adjusted periodically to maintain the capitalization range of the Wilshire 5000 Index. The Overseas Equity Index Fund's Master Portfolio is the International Index Master Portfolio which seeks to match the total return performance of an international portfolio of common stocks represented by the EAFE Free Index.

The assets of the Vantagepoint Index Funds are invested in these Master Portfolios in proportions that are designed to meet their respective objectives. The Vantagepoint 500 Stock Index Fund invests exclusively in the S&P 500 Index Master Portfolio. The Vantagepoint Mid/Small Company Index Fund invests exclusively in the Extended Index Master Portfolio. The Vantagepoint Overseas Equity Index Fund invests exclusively in the International Index Master Portfolio. The Vantagepoint Broad Market Index Fund invests in the U.S. Equity Master Portfolio which, in turn, invests in both Underlying Portfolios in proportions that are designed to approximate the performance of the Wilshire 5000 Index. Finally, the Vantagepoint Core Bond Index Fund invests in the Bond Index Master Portfolio that is designed to track its benchmark index.

The Index Funds employ "passive" management techniques, meaning that each Fund tries to match, as closely as possible, the performance of its benchmark index. Because it would be very expensive to buy and sell all of the stocks (or bonds, as the case may be) in the target index, the Overseas Equity, the Mid/Small Company, the Broad Market, and the Core Bond Index Funds use a "sampling" technique. Using computer programs, each of these Funds selects securities that will recreate its benchmark index in terms of factors such as industry, size, and other characteristics. Therefore, the performance of the Funds versus their respective benchmarks can be expected to deviate more than that of funds investing in all of the securities contained in a benchmark.

FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIOS

Each Master Portfolio is subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

EACH MASTER PORTFOLIO MAY NOT:

(1.) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation. With respect to the International Index Master Portfolio, this limitation does not apply to foreign currency transactions including, without limitation, foreign currency contracts.

(2.) hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

(3.) invest in commodities, except that the Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

(4.) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

(5.) borrow money, except to the extent permitted under the 1940 Act, provided that: (i) each of the S&P 500 Index, U.S. Equity Index, Extended Index and International Index Master Portfolios may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) the Bond Index Master Portfolio may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by a pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, a Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

(6.) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Master Portfolios' Board of Trustees.

(7.) act as an underwriter of securities of other issuers, except to the extent that the Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

(8.) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of the Master Portfolio, there shall be no limitation with respect to investments in (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) with respect to the Bond Index Master Portfolio, any industry in which the Lehman Brothers Government/Corporate Bond Index becomes concentrated to the same degree during the same period; (iii) with respect to the U.S. Equity Index Master Portfolio, any industry in which the Wilshire 5000 Index becomes concentrated to the same degree during the same period; (iv) with respect to the Extended Index Master Portfolio, any industry in which the Wilshire 4500 Index becomes concentrated to the same degree during the same period; and (v) with respect to the International Index Master Portfolio, any industry in which the EAFE Free Index becomes concentrated to the same degree during the same period. A Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

(9.) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the Master Portfolio's fundamental policies (3) and (5) may be deemed to give rise to a senior security.

(10.) with respect to the Bond Index and S&P 500 Index Master Portfolios only, purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.




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



Non-Fundamental Investment Restrictions. Each Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

   (1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

   (2) The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

   (3) The Master Portfolio may lend securities from its portfolio to brokers, dealers, and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.


                     MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is governed by a 7-member Board of Directors, one of whom is an "interested" director as that term is defined in the Investment Company Act of 1940. The Directors stand in the position of fiduciaries to the shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of shareholders. The Directors are responsible for the overall supervision of the operations of the Vantagepoint Funds and evaluation of the performance of its investment adviser.

Vantagepoint Investment Advisers, LLC ("VIA") serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of VIA's net expenses which are allocated among the Funds under procedures approved by the Funds' Board of Directors. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The Officers of the Vantagepoint Funds are also officers of VIA. The Officers of the Funds manage its day-to-day operations and are responsible to the Funds' Board of Directors.

The names of the Directors and Officers of the Funds and their principal occupations over the last 5 years may be found in the Prospectus under the heading "Management of the Funds - Directors and Officers."


                                 COMPENSATION

Effective July 1, 2001, the Directors will be paid $1,000 quarterly as a retainer for their services. The Chairman of the Board of Directors will be paid $1,500, all inclusive, as a retainer in recognition of the additional responsibilities and time requirements required of that position. Each Director will receive a meeting fee of $1,000 for each regular meeting attended in person and $500 for each special meeting attended in person or committee meeting. Directors will also be eligible for an annual attendance stipend with a range of $1,000 to $4,000 based on certain attendance standards. The Fund also reimburses each Director for travel and other out-of-pocket expenses incurred.

As of the date of this SAI, Directors and Officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The principal shareholder in the Vantagepoint Funds is VantageTrust* (the "VantageTrust"). The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The VantageTrust owns a majority of the outstanding shares of each Fund and is therefore considered a "control" person for purposes of the Investment Company Act of 1940.

In exercising its rights to vote Fund proxies as a shareholder in the Funds, the VantageTrust will seek instructions from its investors, the plan sponsors of the public sector retirement plans invested in the VantageTrust (the "employers"). The VantageTrust will vote its shares of the Fund in the same proportion as the instructions that it receives from the employers. The VantageTrust may consent to actions permitted to be taken by the Funds' shareholders by written consent without seeking employers' instructions.

*VantageTrust is expected to begin operations on July 2, 2001. Until that time, the Vantagepoint Funds principal shareholder will remain the ICMA Retirement Trust.


                    INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly-owned subsidiary of, and is controlled by the ICMA Retirement Corporation ("RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1983.

RC is governed by a 10-member Board of Directors approved by the Executive Committee of the International City/County Management Association, the organization that founded RC. RC is a non-stock corporation.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the Securities and Exchange Commission.

VIA provides investment advisory services to each of the Vantagepoint Funds, including the Model Portfolio Funds, pursuant to a Master Advisory Agreement (the "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA selects the Master Portfolios in which the Index Funds invest and is responsible for the asset allocation for the Model Portfolio Funds. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreement, the Vantagepoint Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                                     ADVISORY FEE
                                                     ------------
                    All Funds except
                    the Index Funds                      0.10%
                    (including the Model
                    Portfolio Funds)

                    Index Funds                          0.05%

VIA received the following investment advisory fees for the fiscal period ended December 31, 1999 and fiscal year ended December 31, 2000:


                    ADVISORY FEE PAID              1999            2000
                    -----------------
                    Money Market*                $  49,099      $   37,613
                    -------------                ---------      ----------
                    Income Preservation                N/A             N/A
                    -------------------          ---------      ----------
                    U.S. Treasury Securities        62,708          70,091
                    ------------------------     ---------      ----------
                    Asset Allocation               816,758       1,046,531
                    ----------------             ---------      ----------
                    Equity Income                  410,089         447,009
                    -------------                ---------      ----------
                    Growth & Income                133,407         283,097
                    ---------------              ---------      ----------
                    Growth                       1,985,662       3,515,941
                    ------                       ---------      ----------
                    Aggressive Opportunities       301,479         819,338
                    ------------------------     ---------      ----------
                    International                  174,734         325,137
                    -------------                ---------      ----------

                    Core Bond Index                107,980         167,026
                    ---------------              ---------      ----------
                    500 Stock Index                 72,566         126,490
                    ---------------              ---------      ----------
                    Broad Market Index             221,418         331,536
                    ------------------           ---------      ----------
                    Mid/Small Company Index          7,240          33,369
                    -----------------------      ---------      ----------
                    Overseas Equity Index           17,067          30,079
                    ---------------------        ---------      ----------
                    Savings Oriented                   N/A             N/A
                    ----------------             ---------      ----------
                    Conservative Growth                N/A             N/A
                    -------------------          ---------      ----------
                    Traditional Growth                 N/A             N/A
                    ------------------           ---------      ----------
                    Long-Term Growth                   N/A             N/A
                    ----------------             ---------      ----------
                    All-Equity Growth                  N/A             N/A
                    -----------------            ---------      ----------

* VIA waived $24,715 of its fees for the period ended December 31, 1999 and $48,541 of its fee for the fiscal year ended December 31, 2000.

The Income Preservation, Savings Oriented, Conservative Growth, Traditional Growth, Long-Term Growth and All-Equity Growth Funds commenced operations on December 4, 2000 and therefore paid no investment advisory or administrative services fees for these periods.

VIA or its broker-dealer affiliate, ICMA-RC Services LLC, provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC. ("VTA"), also provides certain administrative shareholder support services for the Vantagepoint Funds related to the retirement plans investing in the Funds. VIA or VTA, as the case may be, also provides Fund administration services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders.

VIA or VTA receives asset-based compensation for these administrative services on an annual basis as follows:

                                            FEE FOR           FEE FOR
                                        INVESTOR SERVICES   FUND SERVICES
                                        -----------------   -------------
                  All Funds except
                  the Index Funds
                  (including
                  underlying Funds
                  of the Model
                  Portfolio Funds)            0.20%             0.15%

                  Index Funds
                  Class I                     0.15%             0.15%
                  --------
                  Class II                    0.05%             0.05%
                  --------

VIA or VTA received the following fees for administrative services for the fiscal period ended December 31, 1999 and fiscal year ended December 31, 2000:


                     AMOUNT RECEIVED                   1999           2000
                     ---------------
                     Money Market                   $171,166      $ 301,540
                     ------------                 ----------     ----------
                     Income Preservation                 N/A            N/A
                     -------------------          ----------     ----------
                     U.S. Treasury Securities        218,386        245,319
                     ------------------------     ----------     ----------
                     Asset Allocation              2,845,926      3,662,859
                     ----------------             ----------     ----------
                     Equity Income                 1,428,709      1,564,532
                     -------------                ----------     ----------
                     Growth & Income                 465,427        990,839
                     ---------------              ----------     ----------
                     Growth                        7,155,685     12,305,795
                     ------                       ----------     ----------
                     Aggressive Opportunities      1,051,232      2,867,682
                     ------------------------     ----------     ----------
                     International                   613,774      1,147,931
                     -------------                ----------     ----------
                     Core Bond Index                 585,974        869,710
                     ---------------              ----------     ----------
                     500 Stock Index                 316,074        486,164
                     ---------------              ----------     ----------
                     Broad Market Index            1,153,990      1,523,992
                     ------------------           ----------     ----------
                     Mid/Small Company Index          35,744        142,441
                     -----------------------      ----------     ----------
                     Overseas Equity Index            90,539        159,014
                     ---------------------        ----------     ----------
                     Savings Oriented                    N/A            N/A
                     ----------------             ----------     ----------
                     Conservative Growth                 N/A            N/A
                     -------------------          ----------     ----------
                     Traditional Growth                  N/A            N/A
                     ------------------           ----------     ----------
                     Long-Term Growth                    N/A            N/A
                     ----------------             ----------     ----------
                     All-Equity Growth                   N/A            N/A
                     -----------------            ----------     ----------

The advisory fee, the fee for investor services, and the fee for Fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The Board of Directors of the Fund, VIA and ICMA-RC Services LLC, the Funds' distributor, has each adopted Insider Trading Policies pursuant to Rule 17j-1 under the Investment Company Act of 1940. This policy applies to the personal investing activities of its access persons as defined by Rule 17j-1. The policy is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the policy, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. A copy of this policy is on file with the Securities & Exchange Commission and is available to the public.

The day-to-day management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division, headed by Senior Vice President and Chief Investment Officer John Tobey, reporting directly to Girard Miller, CFA , President of VIA. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal period ended December 31, 1999 and fiscal year ended December 31, 2000 are set forth below. The Income Preservation Fund was not in operation for the fiscal period ended December 31, 1999 and therefore paid no fees to subadvisers during this period. The All-Equity, Long-Term Growth, Traditional Growth, Conservative Growth and Savings Oriented Funds do not have subadviser fees.


         FUND/SUBADVISER                          ASSETS MANAGED        FEE            AMOUNT PAID FOR    AMOUNT PAID FOR
                                                                                         PERIOD ENDED       PERIOD ENDED
                                                                                        DEC. 31, 1999      DEC. 31, 2000
MONEY MARKET FUND
AIM Advisors, Inc. (adviser to AM Short-Term
 Investment Co. Liquid Asset Portfolio)                                0.09%             N/A - amount
                                                                                    deducted from the
                                                                                       daily dividend
                                                                                               factor


INCOME PRESERVATION FUND

Subadviser
----------
Pacific Investment Management Company, LLC        Flat Fee             0.25%                  N/A                N/A

Payden & Rygel Investment Counsel                 First $200 million   0.10%                  N/A                N/A
                                                  Next $100 million    0.09%                  N/A                N/A
                                                  Over $300 million    0.08%                  N/A                N/A


Wellington Management Company, LLP                First $100 million   0.25%                  N/A                N/A
                                                  Over $100 million    0.15%

U.S. TREASURY SECURITIES FUND

Subadviser
----------
Seix Investment Advisors, Inc.                    First $25 million    0.17%               $ 75,600           $96,361
                                                  Next  $50 million    0.12%
                                                  Next  $25 million    0.07%
ASSET ALLOCATION FUND(1)

Subadviser
----------
Avatar Investors Associates Corp.                 First $250 million   0.25%               $ 831,145         $1,175,669
                                                  Next  $250 million   0.20%
                                                  Over  $500 million   0.18%

Mellon Capital Management                         First $200 million    .375%              $ 978,777         $1,051,216
                                                  Next  $300 million   0.20%
                                                  Over $500 million    0.15%

Payden & Rygel Investment Counsel                 First $200 million   0.10%               $ 233,511          $233,882
                                                  Next  $100 million   0.09%
                                                  Over  $300 million   0.08%

Wilshire Asset Management                         First $100 million   0.04%                $ 83,037          $127,916
                                                  Next  $400 million   0.02%
                                                  Over  $500 million   0.01%
(1)Avatar no longer serves as subadviser to the
   Asset Allocation Fund.

EQUITY INCOME FUND(2)

Subadviser
----------
Barrow, Hanley, Mewhinney
& Strauss, Inc.                                   First $10 million    0.75%                $ 84,858          $461,231
                                                  Next  $15 million    0.50%
                                                  Next  $175 million   0.25%


                                                  Next  $600 million   0.20%
                                                  Next  $200 million   0.15%
                                                  Over  $1 billion     0.13%

Southeastern Asset Management,Inc.                First $50 million    0.75%                  N/A                N/A

                                                  Over $50 million     0.50%

T. Rowe Price Associates, Inc.                    First $500 million   0.40%               $ 119,840          $599,230
                                                  Over  $500 million   0.350%


(2) Crawford Investments and Newell Associates served as subadvisers to the
    Equity Income Fund until July 28, 1999 and received $220,502 and $287,436 respectively in subadvisory fees for the period March 1, 1999 to July 28, 1999.
    Wellington Management served as a subadviser to the Fund until December 13, 2000 and
    Received a fee of $90,361 for the period ended December 31, 1999 and  $474,764
    For the period from Jan. 1, 2000 to December 13, 2000. Southeastern Asset
    Management began serving as subadviser to the Equity Income Fund on
    December 14, 2000.



GROWTH & INCOME FUND(3)

Subadviser
----------
Capital Guardian Trust Company                    First $25 million    0.55%*              $ 188,689          $321,171
                                                  Next  $25 million    0.40%
                                                  Over  $50 million    0.23%
                                                  * Minimum fee of
                                                  $167,500 payable to
                                                  Capital Guardian

T. Rowe Price Associates, Inc.                    First $500 million   0.400%
                                                  Over  $500 million   0.375%

Wellington Management Company, LLP                First $50 million    0.40%                  N/A             $167,566
                                                  Next $50 million     0.30%
                                                  Over $100 million    0.25%



(3) Putnam Investment Management, Inc. served as subadviser to the Fund from January 1, 2001 to May 18, 2001 and received $191,469 as compensation for that period.  Putnam Investment
Management, Inc. received $213,438 and $287,574 for the fiscal periods ended December 31,
1999 and 2000 respectively.  T. Rowe Price Associates began serving as subadviser to the Growth and Income Fund on May 21, 2001.


GROWTH FUND(4)

Subadviser
----------
Atlanta Capital ManagementCompany, LLC            First $100 million  0.45%                   N/A             $514,226
                                                  Next $200 million   0.35%
                                                  Next $200 million   0.30%
                                                  Over $500 million   0.25%


Barclays Global Fund Advisors                     First $1 billion    0.015%               $24,810(+)         $221,601
                                                  Over $1 billion     0.010%


Brown Capital Management, Inc.                    First $50 million   0.50%                   N/A            $1,101,837
                                                  Next $50 million    0.40%
                                                  Next $100 million   0.30%
                                                  Next $300 million   0.25%
                                                  Over $500 million   0.20%


FMR                                               First $25 million   0.80%              $1,255,100(++)      $5,344,576

                                                  Over $25 million    0.60%

TCW Investment Management Company                 First $25 million   0.70%                   N/A            $3,400,197
                                                  Next  $25 million   0.50%
                                                  Next  $50 million   0.45%
                                                  Next  $400 million  0.40%
                                                  Over  $500 million  0.35%

Tukman Capital Management, Inc.                   Flat fee            0.50%                   N/A            $1,623,511

(4) Cadence Capital Management, Neuberger & Berman LLC and Fidelity Management Trust Company also served as subadvisors to the Growth Fund until September 30, 1999 and received $1,019,044, $290,681 and $471,539 in subadvisory fees, respectively for the period March 1, 1999 to September 30, 1999.* William Blair & Company, LLC served as subadvisor to the Fund until May 8, 2000 and was paid a fee of $890,609 for the period March 1, 1999 to December 31, 1999.

(+) Reflects higher fee schedule in place prior to October 1, 2000. (++) Reflects lower fee schedule in place prior to April 1, 2000.


AGGRESSIVE OPPORTUNITIES FUND(5)
Subadviser
----------
First Pacific Advisors, Inc.(5)                   First $100 million   0.80%              $  639,257         $1,808,939
                                                  Over $100 million    0.75%

MFS Institutional Advisors, Inc.                  Flat fee             0.75%              $  634,124         $1,286,306


Roxbury Capital Management(5)                     First $20 million    0.75%                 N/A                N/A
                                                  Next $130 million    0.65%
                                                  Next $100 million    0.60%
                                                  Over $250 million    0.55%

TCW Investment Management Company                 First $100 Million   0.73%              $  626,419         $1,795,749
                                                  Next  $100 Million   0.69%
                                                  Over  $200 Million   0.67%
(5)  Roxbury Capital Management became a sub-
     adviser to the Aggressive Opportunities Fund
     in March, 2001.  First Pacific Advisors, Inc.
     no longer serves as a subadviser to the Fund.

INTERNATIONAL FUND

Subadviser
----------
Capital Guardian Trust Company                    First $25 Million    0.75%*             $  254,792         $519,162
                                                  Next  $25 Million    0.60%
                                                  Next  $200 Million   0.43%
                                                  Next  $250 Million   0.38%
                                                  *Minimum Fee of
                                                  $337,500
                                                  Payable to Capital
                                                  Guardian

Lazard Asset Management                           First $100 million   0.50%              $  231,876         $516,205
                                                  Over  $100 million   0.40%

T. Rowe Price International, Inc.                 First $20 Million    0.75%              $  130,239         $742,875
                                                  Next  $30 Million    0.60%
                                                  Over  $50 Million    0.50%
                                                  After $200 Million   0.50%*
                                                  *On all assets
                                                  managed
                                                  by T. Rowe Price
                                                  International, Inc.




                  INDEX FUNDS (BARCLAYS)

                                             ADVISORY AND
                                            ADMINISTRATIVE
                                                 FEES              1999           2000
                                           ---------------         ----           ----
                 Core Bond Index Fund            0.08%            $172,231   $270,272

                 500 Stock Index Fund            0.05%            $ 71,073   $125,897

                 Broad Market Index Fund         0.08%**          $357,301   $502,833


                 Mid/Small Company Index         0.10%            $ 14,403   $56,383

                 Overseas Equity Index    First $1 Billion 0.25%  $ 21,557   $135,057
                                          Over $1 Billion 0.17%

Information on the advisory services provided by each subadviser and services provided by Barclays for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks".

**Barclays is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the U.S. Equity Master Portfolio, 0.08% of the average daily net assets of the Extended Index Portfolio and 0.05% of the average daily net assets of the S&P 500 Index Portfolio as compensation for its advisory services. The Master Portfolio bears its pro rata share of the advisory fees of the Underlying Portfolios. Based on these fee levels and the expected allocation of assets between the two Underlying Master Portfolios, the advisory fees payable to Barclays by the Master Portfolio on a combined basis will be approximately 0.08% of the average daily net assets of the Master Portfolio. From time to time, Barclays may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

MIP and Barclays each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for MIP and Barclays are on public file with, and are available from, the SEC.


                     PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth and Income Fund, and the Equity Income Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and used to reduce the operating expenses of those Funds. The following amount represents the amount of these transactions and commissions paid for the fiscal period ended December 31, 1999 and for the fiscal year ended December 31, 2000:


                                       TOTAL BROKERAGE COMMISSIONS     DIRECTED BROKERAGE COMMISSIONS
                                       ---------------------------     ------------------------------
                                          1999             2000             1999             2000
                                          ----             ----             ----             ----

           Aggressive               $      385,476   $        687,552 $        1,210   $        37,379
           ----------               --------------   ---------------- --------------   ---------------
           Opportunities
           -------------
           International                   240,532            598,242         19,238            68,122
           -------------            --------------   ---------------- --------------   ---------------
           Growth                        5,540,732          2,538,845        711,081           449,248
           ------                   --------------   ---------------- --------------   ---------------
           Growth & Income                 179,678            478,829         42,743            67,508
           ---------------          --------------   ---------------- --------------   ---------------
           Equity Income                 1,093,636            919,488        369,904           137,137
           -------------            --------------   ---------------- --------------   ---------------
           Asset Allocation                104,539            118,719             -                -
           ----------------         --------------   ---------------- --------------   ---------------
           Total                    $    7,544,593          5,341,675 $    1,144,176           759,395
           -----                    --------------   ---------------- --------------   ---------------

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Model Portfolio Funds - which do not have subadvisers). The agreements direct the subadvisers to use best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds.

In placing Fund transactions, each subadviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission cost and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

With respect to the Index Funds, Barclays assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to interest holders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, are likely to result in comparatively greater brokerage expenses and additional tax liabilities. Barclays may from time to time execute trades on behalf of and for the account of the Master Portfolios with brokers or dealers that are affiliated with Barclays.

One or more of the subadvisers may aggregate sale and purchase orders from the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities. Lending fees received in the Vantagepoint Funds account are used to reduce overall custodial expenses in the Funds from which the loaned securities originated.


                      CAPITAL STOCK AND OTHER SECURITIES

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, the Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. Class I shares are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through VantageTrust containing assets of less than $30 million. Class II shares are open (i) to qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $40 million with an average participant balance of at least $40 thousand and (ii) public sector employee benefit plans that invest indirectly in the Funds through VantageTrust and have qualifying assets in excess of $30 million so invested. Other plans with average account balance requirements or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.


                  PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASES

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions".

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.


REDEMPTIONS

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions". The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed or trading on the exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.


CERTAIN REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE

A signature guarantee is designed to protect you against fraud and may be required by The Vantagepoint Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:


*   The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

*   The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*   Proceeds are to be wired to a bank account that was not pre-designated;

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

SPECIAL INFORMATION ABOUT IRA REDEMPTIONS

As described in the Prospectus, a transaction fee of 2% may be applied to the value of amounts withdrawn from the Income Preservation Fund by IRA investors, but only during certain periods and under certain conditions (see "Fees and Expenses of the Funds"). The transaction fee will not be applied to "qualified" IRA withdrawals as described below.

Examples of "qualified" IRA withdrawals are:

* Distributions made on or after the date on which the IRA owner attains age 59 1/2

* Distributions made to a beneficiary or to the IRA owner's estate on or after the IRA owner's death

*   Distributions made as a result of an IRA owner becoming disabled

* Direct trustee to trustee transfers and conversions of traditional IRAs to Roth IRAs where the IRA owner continues the investment of the transferred amount in the Fund

It is important that a shareholder consult a tax advisor regarding the terms, conditions and tax consequences of any IRA withdrawals.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).


TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a withdrawal/distribution from such a plan may have adverse tax consequences. A shareholder contemplating such a withdrawal/distribution should consult his or her tax advisor. Other shareholders should consider the tax consequences of any redemption.


SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.


                             TAXATION OF THE FUND

The Vantagepoint Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which would cause the ordinary income (which includes short-term capital gains) and net long-term capital gains of the Fund to "pass through" to the shareholders for federal income and capital gains tax purposes. Failure to qualify for Subchapter M status could result in federal income and capital gains taxes being assessed at the Fund level, which would reduce Fund returns correspondingly.



                       CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund and the Income Preservation Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under SEC rules Funds advertising performance must include total return quotes calculated according to the following formula:

                                    n
                              P(1+T)     = ERV

           Where:    P =      a hypothetical initial payment of $1,000;

                     T =      average annual total return;

                     n =      number of years (1, 5 or 10); and


                     ERV =    ending redeemable value of a hypothetical
                              $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods
                              (or fractional portion
                              thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Fund's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the periods ending through December 31, 2000 were:

                                                               Since
                                                   1 Year      Inception
                                                   ------      ---------
                  Money Market                     6.05%       5.49%
                  ------------
                  Income Preservation              N/A         0.46%*
                  --------------------
                  U.S. Treasury Securities         12.00%      5.99%
                  ------------------------
                  Asset Allocation                 -0.71%      4.20%
                  ----------------
                  Equity Income                    17.56%      6.46%
                  -------------
                  Growth & Income                  4.21%       14.75%
                  ---------------
                  Growth                           -2.56%      18.47%
                  ------
                  Aggressive Opportunities         -9.35%      23.90%
                  ------------------------
                  International                    -14.91%     11.14%
                  -------------
                  Core Bond Index Class I          11.43%      5.47%
                  -----------------------
                  500 Stock Index Class I          -9.61%      4.31%
                  -----------------------
                  Broad Market Index Class I       -10.78%     5.70%
                  --------------------------
                  Mid/Small Company Index Class I  -14.91%     10.41%
                  -------------------------------
                  Overseas Equity Index Class I    -15.22%     5.46%
                  -----------------------------
                  Savings Oriented                 N/A         1.48%*
                  ----------------
                  Conservative Growth              N/A         1.89%*
                  -------------------
                  Traditional Growth               N/A         2.46%*
                  ------------------
                  Long-Term Growth                 N/A         3.23%*
                  ----------------
                  All Equity Growth                N/A         3.53%*
                  -----------------

                  *not annualized

The total returns Class II shares of the Index Funds for the periods ending December 31,2000 were:

                                                               Since
                                                    1 year     Inception
                                                    ------     ---------
                  Core Bond Index Class II          11.73%     5.82%
                  ------------------------
                  500 Stock Index Class II          -9.36%     2.11%
                  ------------------------
                  Broad Market Index Class II       -10.69%    3.54%
                  ---------------------------
                  Mid/Small Company Index Class II  -14.75%    8.65%
                  --------------------------------
                  Overseas Equity Index Class II    -15.02%    3.32%
                  ------------------------------


In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:



                        YIELD =    [2(a-b + 1) 6- 1]
                                   -----------------
                                          [cd]


   Where:    a =  dividends and interest earned during the period;


             b =  expenses accrued for the period (net of reimbursements);


             c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and


             d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.


The 30-day yield as of December 31, 2000 for the following Funds was

                  Core Bond Class I               6.11%
                  Core Bond Class II              6.31%
                  U.S. Treasury                   5.03%




The annualized current yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The annualized effective yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 2000 for the Money Market Fund was 6.14% and 6.33%, respectively and for the Income Preservation Fund was 5.94% and 6.11%, respectively.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages may not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.


             LEGAL COUNSEL, INDEPENDENT ACCOUNTANTS & CUSTODIAN.

   Morgan, Lewis & Bockius, Washington, D.C. serves as legal counsel to The Vantagepoint Funds. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, MD, serves as independent accountants. Investors Bank & Trust, 200 Clarendon Street, Boston, MA serves as custodian.

FINANCIAL STATEMENTS

   The Funds' financial statements for the fiscal year ended December 31, 2000, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this SAI.

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.